Note 8 - Construction in Progress	15 Months Ended
Sep. 30, 2012
Constructionin Progress
Note 8 - Construction in Progress

On August 15, 2012, the Company amended the purchase agreement for utility-scale, ground-mount, solar photovoltaic (PV) power systems (the “Solar Power Systems Agreement”), the Company entered into with Coronus and Belectric Inc. (“Belectric”), on March 31, 2011. Under the amended agreement (the “Amended Solar Power Systems Agreement”), the parties agreed to negotiate, in good faith, the purchase price of solar power systems on a per solar power system basis. As additional purchase and sale consideration, Belectric kept 1,097,400 of the original payment shares. Accordingly, 9,876,600 of the original payment shares were cancelled, resulting to a reduction of construction in progress of $5,925,960 [see Note 18(a)].

As of September 30, 2012, the Company recorded Construction in Progress of $658,440.